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                                                                   EXHIBIT 10.11


                                    Document
                                       of
           Conghua City Foreign Economic Relations & Trade Committee
             No. (1995) 178 under characters Cong Wai Jing Mao Yin
                 (Seal for Filing of the Customs of Guangzhou,
                         the People's Republic of China
                       dated 31st October, 1995 affixed)

           ----------------------------------------------------------

           OFFICIAL REPLY REGARDING THE SIXTH SUPPLEMENTARY AGREEMENT
                    OF THE CO-OPERATIVE VENTURE CONTRACT FOR
                      DRANSFIELD PAPER (GUANGZHOU) LIMITED

To: Dransfield Paper (Guangzhou) Limited

The following is an official reply regarding the sixth supplementary agreement of the co-operative venture contract for Dransfield Paper (Guangzhou) Limited submitted by your company:

         1. The sixth supplementary agreement of the co-operative venture contract for Dransfield Paper (Guangzhou) Limited signed on 18th October, 1995 in Conghua City by both parties has been approved to become effective.

         2. The acquisition of an additional batch of imported equipment worth HK$310,000 by the company has been approved. The funds so required shall be accommodated within the original amount of investment .




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         3. Save for the above-mentioned provisions, all other provisions in the original contract and articles of association shall remain unchanged.

         Please go through the relevant formalities with the departments concerned upon receipt of this document.

                                                              26th October, 1995

Report to: Guangzhou City Foreign Economic Relations & Trade Committee,
           Guangzhou Customs.

CC: Conghua City Planning Committee, Foreign Investment Management Bureau, Administration of Finance, Administration of Taxation, Development Zone Management Committee.




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               THE SIXTH SUPPLEMENTARY AGREEMENT OF THE CONTRACT
                    FOR DRANSFIELD PAPER (GUANGZHOU) LIMITED

         1. In view of the production need, an additional batch of imported parts of production equipment worth HK$310,000.00 (see the Equipment List for details) shall be acquired. The funds so required shall be accommodated within the total amount of investment specified in the original contract.

         2. Save for the above-mentioned provision, all other provisions in the original contract shall remain unchanged.

         3. This supplementary agreement shall go into effect upon approval by the original approval authority.

         4. This supplementary agreement of the contract was signed on 18th October, 1995 in Conghua City by the representatives of both parties to the co-operative venture.

Party A: Conghua Economic & Technology Development Zone Development Corporation (Official chop affixed)

Representative:  (Signed) Deng Weiqiang

Party B:  Holdsworth Investments Limited
          (Official chop affixed)

Representative:  (Signed) Ma Guoxiong




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                    RESOLUTION OF THE BOARD OF DIRECTORS

         On the general meeting of Dransfield Paper (Guangzhou) Limited held on 18th October, 1995, it was passed that on the premise of unchanged total amount of investment, an additional batch of imported parts of production equipment worth HK$310,000.00 shall be acquired for use in the production workshop. Details are shown in the attached list.

         Signed by the members of the Board:
         Chairman: Ma Guoxiong
         Vice-chairman: Deng Weiqiang
         General Manager: Ma Guoxiong
         Director: Yao Yichang
         Director: Wu Guirong




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                            Imported Equipment List

                                                        Monetary Unit: HK Dollar

------------------------------------------------------------------------------------------------------------------------------------
                                                 Price
                                     -----------------------------    Date of     Quantity   Date of Arrival   Quantity
Description           Quantity       Unit Price          Total        Approval    of Import    at Customs    of Clearance   Remarks
------------------------------------------------------------------------------------------------------------------------------------
1. Parts of Production
   Equipment including:

1. Blade               160 pcs        220.00/pcs       101,200.00
2. Belt                 28 pcs        586.00/pcs        16,406.00
3. Lamp                 20 pcs         28.00/pcs           560.00
4. Spring               89 pcs      1,340.00/pcs       119,260.00
5. Motor                 1 pcs      3,130.00/pcs         3,130.00
6. Temperature inductor  1 set     35,000.00/set        35,000.00
7. Record reader         1 pcs     13,340.00/pcs        13,340.00
8. Bearing               1 pcs      1,500.00/pcs         1,500.00
9. Shaft                 1 pcs     10,000.00/pcs        10,000.00
------------------------------------------------------------------------------------------------------------------------------------
Grand Total                                            300,396.00
------------------------------------------------------------------------------------------------------------------------------------




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